March 31, 2018

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) declined 2.66% and 2.63%, respectively, in the first quarter of 2018.  These results were slightly better than the Russell 1000 Value Index (Russell Value), which was down 2.83%, and trailed the Standard & Poor’s 500 Index (S&P 500) which was down 0.76%.

We are required by the SEC to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2018 were 8.21%, 11.79%, and 8.10%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2018 were 8.38%, 11.98%, and 8.29%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2018.  The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).  For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Following a long run of strong performance, the S&P 500 posted its first negative quarter in over two years during the first three months of 2018. Investor concerns about rising interest rates and global trade rhetoric more than outweighed encouraging economic data and corporate earnings. Against a backdrop of higher volatility, only two of the S&P 500’s 11 sectors finished in positive territory – consumer discretionary and technology.

Sound Shore’s first quarter 2018 performance reflected this volatile environment. Insurer American International Group, which pulled back in the period, was one example. We started our AIG investment when its shares were valued at 10 times earnings, and after it had underperformed the S&P 500 by more than 20% over three years. We viewed AIG’s new leadership, strong balance sheet, and improving combined ratio as long term value drivers. As well, recent indications of property & casualty premium headwinds should prove transitory, and we took advantage of volatility in the quarter to add to our position.

Also finishing lower was mobile carrier Vodafone, which returned a portion of its strong 2017 performance. Concerns over growth in its international markets and the potential for an acquisition in Germany gave investors pause. However, Vodafone’s risk/reward profile remains attractive given its strong free cash generation and 6% dividend yield at quarter end, and we continue to hold the stock.

Meanwhile, test equipment supplier Keysight Technologies was the best first quarter contributor, as it continued to benefit from capital spending growth. We added Keysight to the portfolio in 2014 when it was spun out of Agilent, another successful long-term investment. At the time, our analysis valued the company at 13 times earnings with a 9% free cash flow yield. Keysight has dominant market shares and diversified end markets. We are particularly encouraged by their proprietary products for 5G, the next generation wireless rollout. Today, with a 5.5% free cash yield, we still view Keysight as reasonably valued, and the stock remains a holding.

Another corporate capex beneficiary for the quarter was Fluor, a leading global engineering firm. We invested in the name in 2017 when the stock was valued below norm on book value and backlog, and after it had lagged the market by 60% during the prior three years. At that time, Wall Street consensus was concerned that spending in the company’s industrial and energy end markets would remain depressed. By contrast, our work confirmed that for Fluor the “cash flow of the customer” was improving, and that earnings and backlog could start to recover in 2018. Fluor also boasts a strong net cash balance sheet at 3/31/18, which allows us to take a long-term view on its potential.

With the perspective of Sound Shore’s 40 years of investing experience, first quarter 2018 markets served as an instructive reminder that historically normal levels of “volatility” and risk bear little resemblance to the calm that characterized 2017. In fact, the S&P 500’s run of 300 straight days without a 3% correction, which ended on 2/4/18, was the longest such stretch in at least 70 years. As the global economy moves further away from the financial crisis, it stands to reason that interest rates, inflation, central bank policies, and risk pricing should also all return to more typical levels. As the business cycle progresses, we believe it prudent to incorporate a wider range of probable economic outcomes, as would seem to be confirmed by recently higher volatility. Moreover, correlation of S&P 500 stocks has declined from levels seen in the years post the financial crisis. If history is any guide, all of the above may portend an equity market environment that requires more selective stock picking and discipline. Sound Shore’s core strategy has always been focused on owning the best risk/reward opportunities we uncover.

The current market is really no different than those before … there are always challenges and uncertainties. To quote Sir Winston Churchill, "A pessimist sees the difficulty in every opportunity; an optimist sees the opportunity in every difficulty." We continue to find stock-specific value opportunities in the market. Consumer spending and S&P 500 earnings appear likely to grow in 2018, both aided by recent tax cuts. Sound Shore Management’s consistent investment process focuses on stocks that are at low absolute and relative P/E multiples and out of favor with Wall Street. Our fundamental research targets company-specific drivers that can build value versus low consensus expectations. As of March 31, 2018 our portfolio is valued at 12.3 times next four quarter earnings, a meaningful discount to the S&P 500’s 16.3 times and the Russell 1000 Value’s 14.1 times, despite strong balance sheets and attractive free cash flow yields.

Many thanks as always for your investment alongside ours.

Sincerely,

SOUND SHORE FUND

Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  It is not possible to invest directly in an Index.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/18: Agilent Technologies, Inc.: 0.00%; American International Group, Inc.: 2.99%; Fluor Corporation: 2.55%; Keysight Technologies, Inc.: 2.52%; and Vodafone Group PLC, ADR:  2.31%.

An investment in the Fund is subject to risk, including the possible loss of  principal amount invested. Mid Cap Risk: Securities of  medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations.  The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/18 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The summary prospectus and/or the prospectus contain this and other information about the Fund and are available from your financial intermediary or www.soundshorefund.com. The summary prospectus and/or prospectus should be read carefully before investing.

Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
MARCH 31, 2018

	Share Amount	Value

Common Stock (94.9%) (a)
Consumer Discretionary (4.8%)
CBS Corp., Class B	1,098,750	$56,464,762
The Goodyear Tire & Rubber Co.	1,590,700	42,280,806
		98,745,568
Consumer Staples (2.2%)
Walmart, Inc.	504,300	44,867,571

Energy (9.7%)
Antero Resources Corp. (b)	3,682,900	73,105,565
BP PLC, ADR	1,490,750	60,435,005
Total SA, ADR	1,144,450	66,023,320
		199,563,890
Financials (27.0%)
American International Group, Inc.	1,130,650	61,529,973
Aon PLC	398,600	55,935,538
Bank of America Corp.	2,472,850	74,160,771
Berkshire Hathaway, Inc., Class B (b)	312,300	62,297,604
Capital One Financial Corp.	687,700	65,895,414
Chubb, Ltd.	452,150	61,840,556
Citigroup, Inc.	1,134,200	76,558,500
Marsh & McLennan Cos., Inc.	526,950	43,520,800
MetLife, Inc.	1,185,000	54,379,650
		556,118,806
Health Care (9.3%)
Merck & Co., Inc.	1,474,500	80,316,015
Pfizer, Inc.	1,824,950	64,767,476
Thermo Fisher Scientific, Inc.	226,700	46,804,482
		191,887,973
Industrials (7.6%)
Delta Air Lines, Inc.	1,032,600	56,596,806
Fluor Corp.	916,000	52,413,520
Pentair PLC	695,750	47,401,448
		156,411,774

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
MARCH 31, 2018

	Share Amount	Value
Information Technology (25.2%)
Alphabet, Inc., Class A (b)	46,025	$47,734,368
Applied Materials, Inc.	800,700	44,526,927
First Data Corp., Class A (b)	4,104,600	65,673,600
Flex, Ltd. (b)	3,290,700	53,737,131
Intel Corp.	916,500	47,731,320
Keysight Technologies, Inc. (b)	990,800	51,908,012
Micron Technology, Inc. (b)	780,650	40,703,091
Microsoft Corp.	589,750	53,826,482
Oracle Corp.	1,239,850	56,723,138
Sabre Corp.	2,589,450	55,543,703
		518,107,772
Materials (5.0%)
Freeport-McMoRan, Inc. (b)	2,362,150	41,502,975
International Paper Co.	1,152,550	61,580,747
		103,083,722
Telecommunication Services (2.3%)
Vodafone Group PLC, ADR	1,709,200	47,549,944

Utilities (1.8%)
Exelon Corp.	941,050	36,710,361
Total Common Stock (94.9%) (cost $1,495,753,366)		1,953,047,381

Short-Term Investments (4.6%)
Money Market Fund (4.6%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 1.58% (c)	95,133,643	95,133,643
Total Short-Term Investments (4.6%) (cost $95,133,643)		95,133,643

Investments, at value (99.5%) (cost $1,590,887,009)		$2,048,181,024
Other Assets Less Liabilities (0.5%)		9,560,916
Net Assets (100.0%)		$2,057,741,940

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited) (Concluded)
MARCH 31, 2018

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 7-day yield as of March 31, 2018.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
MARCH 31, 2018

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
MARCH 31, 2018

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 -quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized  as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2018:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,953,047,381	$–	$–	$1,953,047,381
Short-Term Investments	95,133,643	–	–	95,133,643
Total Investments	$2,048,181,024	$–	$–	$2,048,181,024

At March 31, 2018, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of March 31, 2018, based on the valuation input Levels on December 31, 2017.

b. Security Transactions
Security transactions are recorded on a trade date basis.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Concluded)
MARCH 31, 2018

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. The expense limitation agreement between the Adviser and the Fund has been extended and will remain in effect until at least May 1, 2019.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Connecticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Schiff Hardin LLP
New York, New York

Independent Registered Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania

207-QR-0318

This report is submitted for the general informationof the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.
SOUND SHORE FUND, INC.
Three Canal Plaza
Portland, ME 04101
http://www.soundshorefund.com
(800) 551-1980
Quarterly Letter to
Shareholders
(Unaudited )
MARCH 31, 2018